UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2025

CALERES, INC.

(Exact name of registrant as specified in its charter)

New York	1-2191	43-0197190
(State or other jurisdiction of
incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

8300 Maryland Avenue St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 854-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value of $0.01 per share	CAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.Completion of Acquisition or Disposition of Assets.

On August 4, 2025, Caleres, Inc. (the “Company”) completed the previously announced acquisition of the Stuart Weitzman brand (the “Acquisition”) from Tapestry, Inc., a Maryland corporation (the “Seller”). The Acquisition was made pursuant to the terms and conditions of that certain Sale and Purchase Agreement, dated as of February 16, 2025 (the “Purchase Agreement”), by and between the Company and Seller, as amended. The purchase price for the acquisition was $120.2 million, which included $11.5 million in cash received at the closing. Excluding cash received at the closing, the net purchase price was $108.7 million. The purchase price is subject to final adjustments for net working capital.

The foregoing description of the Acquisition, the Purchase Agreement and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, which is filed as Exhibit 2.1, and Amendment No. 1 to the Purchase Agreement, which is filed as Exhibit 2.2, to this Current Report on Form 8-K and are incorporated herein by reference into this Item 2.01.

Item 7.01.Regulation FD Disclosure.

On August 4, 2025, the Company issued a press release (the “Press Release”) announcing the completion of the Acquisition. A copy of the Press Release is being filed as Exhibit 99.1 hereto, and the statements contained therein are incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description

2.1†

Sale and Purchase Agreement, dated February 16, 2025, by and between Caleres, Inc. and Tapestry, Inc. (incorporated by reference to Exhibit 2.1 of the Form 8-K filed with the SEC on February 19, 2025)

2.2†	Amendment No. 1 to Sale and Purchase Agreement, dated as of August 4, 2025, by and between Caleres, Inc. and Tapestry, Inc.

99.1	Press Release Issued August 4, 2025 announcing the completion of the Stuart Weitzman brand acquisition
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† The Company has omitted the schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALERES, INC.
(Registrant)

Date: August 5, 2025	/s/ Thomas C. Burke
Thomas C. Burke
Senior Vice President, General Counsel and Secretary